--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

Two Portland Square, Portland, Maine 04101

General Information   (207) 879-6200
Account Information   (800) 344-8332
Fund Literature       (800) 290-9826
Fax                   (207) 879-6050

INVESTMENT OBJECTIVE

The Fund's investment objective is capital appreciation. Current income will be incidental to the objective of capital appreciation. The Portfolio will seek to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies domiciled in the United States that, at the time of purchase, have market capitalizations of $1.5 billion or less. The Fund currently seeks to achieve its investment objective by investing all of its investable assets in Schroder U.S. Smaller Companies Fund (Portfolio) (the 'Portfolio'), a registered open-end investment company with substantially the same investment objective and policies of the Fund. The enclosed annual report includes the financial statements of both the Fund and the Portfolio.

INVESTMENT ADVISER

Schroder Capital Management International Inc., (the 'Investment Adviser') is a wholly-owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the 'Schroder Group') that dates its origins to 1804. The investment management operations of the Schroder Group are located in 18 countries worldwide. The Schroder Group has been managing investment portfolios since the early years of this century. At October 31, 1996 the Schroder Group had over $130 billion in assets under management. At that date, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had over $20 billion under management.

                                                                December 2, 1996

Dear Shareholder:

     We are pleased to report that the Schroder U.S. Smaller Companies Fund has continued its strong performance over the past year. For the twelve month period ended October 31, 1996, the Fund achieved a total return of 29.4%, comparing favorably with a rise of 16.7% for the Russell 2000 Index and 20.4% for the Lipper Smaller Growth Index. Since inception on August 6, 1993, the Fund's annualized return has been 24.6% as compared to 11.9% for the Russell 2000 and 16.0% for the Lipper Index.

     As we look at the economic situation, we see no serious threat to the current expansion. Imbalances such as significant inflation pressures and/or excessive debt that normally herald recessions are absent. Real GDP growth is forecast at about 2.5% in 1997 (Q4/Q4), and the consumer price index is projected to advance by 3.4%. Nonetheless there are likely to be some challenges ahead.

     Capacity constraints are becoming evident in the labor market, and employment costs are beginning to edge higher. Foreign demand for U.S. products ought to strengthen in 1997 as Western Europe and Japan recover, and this will further strain domestic resources. We expect the Federal Reserve to begin tightening monetary policy sometime in the first half of 1997, although the lack of a pronounced inflation threat ought to keep the adjustment

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

a modest one. Furthermore, we strongly believe that the secular trend for both interest rates and inflation remains downward, driven by demographic factors which will constrain nominal growth and boost productivity. This will cap any cyclical increases in inflation and interest rates and will also act as a solid basis of long run support for U.S. financial markets.

      We thank you for your continued support and interest in the Fund.

      Sincerely,

Hermann C. Schwab                       Fariba Talebi                           Ira Unschuld
Chairman                                Portfolio Manager                       Portfolio Manager

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 1996)

     Our strong performance is attributable primarily to successful stock picking and secondarily, to certain sector bets. The most significant sector bet was in energy, where we added to our weighting in the fourth quarter of calendar 1995 to take advantage of a positive supply demand situation in oil and attractive equity valuations. Our overweight position in energy enhanced performance, as energy has enjoyed the highest returns of the Russell 2000 so far in 1996. We began taking profits in this sector more recently.

     Another area of strength for the Russell 2000 during the period was consumer cyclicals. Retail stocks were very strong early in calendar 1996 as same store sales showed improvement and management initiatives resulted in higher full price sales, boosting gross margins. Our retail holdings, Consolidated Stores, Petco Animal Supplies and Wet Seal all registered strong gains for the period. Hotel stocks performed well as the industry continued to show strong growth in revenue per available room, driven by greater new demand than available new supply. We participated in the run in temporary help companies with Accustaff, Robert Half International, and Career Horizons. Financials performed relatively well during the period, especially during the second half of 1996 as fears of an overheating economy appeared premature. Penncorp Financial, Walden Bancorp, and North Fork Bancorporation were particularly profitable positions. We are underweight compared to the Russell 2000 in this group, and will likely remain somewhat underweight as valuations appear to reflect the group's fundamentals. The technology sector has been difficult during the period, showing both large positive and negative returns during the year. We have been neutral to slightly underweight in the sector for most of the year, reflecting our concerns regarding a cyclical peak and industry overcapacity in the semi-conductor industry.

     Looking forward, we continue to search for companies that can grow their earnings independently of the economic cycle. We believe that many smaller companies offer more attractive investment opportunities than larger companies based on valuations and growth rates. A number of smaller companies have faster growth rates relative to larger companies and sell at a greater discount to their growth rates than larger companies. We will remain focused on our research-intensive individual stock selection, concentrating on underfollowed and misunderstood companies that can offer superior earnings growth.

PORTFOLIO MANAGERS' Q&A

Describe your investment criteria.

     We focus on companies in industries with favorable industry structures and growth rates. Within these industries we search for profitable companies with dominant market positions and a well-articulated strategy for growth. We look for companies which generate free cash flow, which have incentivized management, significant management ownership, and conservative accounting practices. In our valuation analysis, we look for companies with an earnings multiple that is at a discount to its earnings growth rate.

Financial stocks have been strong performers for the last several years. What is your outlook for the future?

     For the last several years the fund has benefitted from its holdings in smaller banks and thrifts. Not only have many of these companies experienced strong earnings rebounds as they recovered from the credit quality problems of the early 1990's but many have been acquired as part of the consolidation of the American banking industry. Today, the universe of attractive banks and thrifts has shrunk considerably. Nonetheless there are still some companies such as UST Corp., a Boston based commerical bank, which have been overlooked by Wall Street and remain very attractive. Furthermore there are a number of specialty finance companies which can grow into niches that develop as the banking system consolidates. So, while we would expect our weighting in financials to fall a bit over time, we would expect to maintain a significant position in the group.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

Smaller Companies have underperformed large companies thus far in 1996. What is your outlook for 1997?

     We are optimistic about the prospects for smaller companies. We expect a continuation of moderate growth and low inflation. This is a favorable environment for companies which can grow their sales and earnings at better than average rates. We believe a strong dollar also favors smaller companies over large multinationals since smaller companies tend to derive most of their earnings domestically. Finally, the relative valuations of smaller companies are quite attractive, and this, coupled with their inherently faster internal growth rates may cause smaller companies to outperform in 1997.

     The views expressed in this report were those of the Fund's portfolio managers as of the dates specified, and may not reflect the views of the portfolio managers on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER'S REPORT -- COMPARISON OF CHANGE IN VALUE OF $10,000
INVESTMENT

The following Chart compares a change in value of a $10,000 investment in the Fund and the performance of the Russell 2000 Index. The Russell 2000 is a capitalization weighted index of 2000 small capitalization U.S. companies. The Index excludes the effect of any fees or sales charges. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Past performance cannot predict nor guarantee future results.

       Schroder U.S. Smaller Companies Fund vs Russell 2000 Index


Investment Value on 10/31/96
----------------------------
Schroder U.S. Smaller Companies Fund                        $20,448
Russell 2000 Index                                          $14,414

Average Annual Total Return on 10/31/96                     1 Year      Since Inception on 08/06/93*
---------------------------------------                     ------      ---------------------------
Schroder U.S. Smaller Companies Fund                         29.35%                 24.60%
Russell 2000 Index                                           16.70%                 11.85%

[GRAPH]

 SCHRODER U.S. SMALLER
 COMPANIES FUND                                     RUSSELL 2000 INDEX

10,350                                              10,411
10,820                                              10,696
10,990                                              10,959
10,710                                              10,589
11,202                                              10,935
11,656                                              11,270
11,807                                              11,228
11,223                                              10,617
11,385                                              10,680
11,345                                              10,542
11,143                                              10,163
11,274                                              10,321
11,919                                              10,882
11,668                                              10,832
11,900                                              10,786
11,386                                              10,331
11,694                                              10,589
11,747                                              10,441
12,373                                              10,851
12,749                                              11,028
13,083                                              11,256
13,375                                              11,429
13,949                                              11,994
15,108                                              12,674
15,671                                              12,910
16,214                                              13,125
15,807                                              12,527
16,673                                              13,049
17,431                                              13,360
17,348                                              13,336
17,823                                              13,739
18,773                                              13,985
19,960                                              14,725
21,147                                              15,298
20,447                                              14,654
18,905                                              13,360
19,488                                              14,114
20,602                                              14,642
20,448                                              14,414

* Annualized returns for the Russell 2000 Index are based on an inception date of 7/31/93.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

          PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1996 (UNAUDITED)

                 INVESTMENT BY INDUSTRY

INDUSTRY                                 % OF NET ASSETS
--------------------------------------------------------
Basic Materials                                 3.5%
Capital Goods/Construction                      9.6%
Consumer Cyclicals                             18.3%
Consumer Staples                                6.9%
Energy                                          7.8%
Financial Services                             19.0%
Healthcare                                      9.5%
Technology                                     11.7%
Transportation/Services/Miscellaneous           5.7%
Cash & Other Assets                             8.0%
                                         ---------------
Total                                         100.0%
                                         ---------------
                                         ---------------

                    TOP TEN HOLDINGS

SECURITY                                 % OF NET ASSETS
--------------------------------------------------------
Commercial Federal Corporation                 2.2%
Regal Cinemas Inc.                             1.6%
HFS, Inc.                                      1.6%
Union Planters Corporation                     1.5%
Computervision Corporation                     1.4%
Petco Animal Supplies, Inc.                    1.4%
BMC Industries                                 1.3%
Thomas & Betts Corporation                     1.3%
CMAC Investment Corporation                    1.3%
CWM Mortgage Holdings Inc.                     1.3%
                                         ---------------
Total                                         14.9%
                                         ---------------
                                         ---------------

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS:
         Investment in Schroder U.S. Smaller Companies Portfolio
           (Portfolio) (cost $10,917,720) (Note 2)                        $13,751,213
         Deferred organizational expense (Note 2)                              10,029
                                                                          -----------
                              Total Assets                                 13,761,242
                                                                          -----------
LIABILITIES:
         Accrued payables and accrued expenses                                 18,687
                                                                          -----------
                              Total Liabilities                                18,687
                                                                          -----------
                              Net Assets                                  $13,742,555
                                                                          -----------
                                                                          -----------
NET ASSETS CONSIST OF:
         Paid-in capital                                                  $ 6,578,797
         Accumulated net realized gain on investments                       4,330,265
         Net unrealized appreciation of investments                         2,833,493
                                                                          -----------
                              Net Assets                                  $13,742,555
                                                                          -----------
                                                                          -----------
                              Net Asset Value per share ($13,742,555
                                 divided by 797,795 shares outstanding)        $17.23
                                                                          -----------
                                                                          -----------

   The accompanying notes are an intergral part of the financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME
         Dividend income                                                    $  115,293
         Interest income                                                        15,293
                                                                            ----------
                                                                               130,586
                                                                            ----------

INVESTMENT INCOME ALLOCATED FROM SCHRODER U.S. SMALLER COMPANIES
    PORTFOLIO:
         Dividend income                                                        22,752
         Interest income                                                        14,679
         Expenses                                                              (24,767)
                                                                            ----------

Net Investment Income from Schroder U.S. Smaller Companies Portfolio            12,664
                                                                            ----------
                              Total Investment Income                          143,250
                                                                            ----------
EXPENSES:
         Investment advisory fees (Note 3)                                      58,914
         Administration fees (Note 3)                                           38,881
         Transfer agent fees and expenses (Note 3)                              12,464
         Custodian fees                                                          8,968
         Accounting service fees (Note 3)                                       32,903
         Other professional fees                                                25,309
         Printing                                                               16,809
         Registration fees                                                      15,730
         Other                                                                   7,757
         Amortization of organization costs (Note 2)                             5,818
                                                                            ----------
                              Total Expenses                                   223,553
         Fee waiver (Note 3)                                                   (29,507)
                                                                            ----------
                              Net Expenses                                     194,046
                                                                            ----------

NET INVESTMENT LOSS                                                            (50,796)
                                                                            ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized gain on investments                                    3,879,614
         Net realized gain on investments from Portfolio                       718,000
                                                                            ----------
              Net realized gain on investments                               4,597,614
                                                                            ----------
         Net change in unrealized appreciation of investments               (3,676,928)
         Net change in unrealized appreciation of investments from
           Portfolio                                                         2,833,493
                                                                            ----------
              Net change in unrealized appreciation of investments            (843,435)
                                                                            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                       3,754,179
                                                                            ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $3,703,383
                                                                            ----------
                                                                            ----------

   The accompanying notes are an intergral part of the financial statements.
--------------------------------------------------------------------------------
                                       8

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SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                           FOR THE         FOR THE
                                                         YEAR ENDED      YEAR ENDED
                                                         OCTOBER 31,     OCTOBER 31,
                                                            1996            1995
                                                         -----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
         Net investment loss                             $   (50,796)    $   (42,343)
         Net realized gain on investments                  4,597,614       1,960,897
         Net change in unrealized appreciation of
           investments                                      (843,435)      2,234,952
                                                         -----------     -----------
         Net increase in net assets resulting from
           operations                                      3,703,383       4,153,506
                                                         -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
         Net realized gain on investments                 (1,965,720)       (458,547)
                                                         -----------     -----------
NET DECREASE FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)     (3,282,324)     (1,731,532)
                                                         -----------     -----------
INCREASE (DECREASE) IN NET ASSETS                         (1,544,661)      1,963,427
NET ASSETS:
         Beginning of period                              15,287,216      13,323,789
                                                         -----------     -----------
         End of period                                   $13,742,555     $15,287,216
                                                         -----------     -----------
                                                         -----------     -----------

   The accompanying notes are an intergral part of the financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

         SCHRODER U.S. SMALLER COMPANIES FUND (THE 'FUND') is a diversified portfolio of Schroder Capital Funds (Delaware) (the 'Trust'), which is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an open-end management investment company. On August 15, 1996, the Fund contributed substantially all of its assets in the Schroder U.S. Smaller Companies Portfolio (the 'Portfolio'), a separate portfolio of an open-ended investment company which has the same investment objective and substantially similar policies as the Fund. The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of the date of this report, the Fund was not the only institutional investor that has invested in the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Portfolio owned by the Fund at October 31, 1996, was approximately 48%.

         On May 17, 1996, the Fund began offering two classes of shares ('Investor Shares' and 'Advisor Shares'). On May 17, 1996, all existing shares of the Fund were converted to Investor Shares. As of October 31, 1996, the Fund had not sold any Advisor Shares.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         The Fund's financial statements are prepared in accordance with generally accepted accounting principles based upon the following significant accounting policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   SECURITY VALUATION

         Currently, the Fund records its investment in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in the Portfolio Notes to Financial Statements which are included elsewhere in this report. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. The value of securities traded on the New York Stock Exchange was based on the last sale price. The value of securities traded on any other national stock exchange is based on the last sale price as of 4:00 p.m. in New York as quoted by authoritative sources. In the absence of a recorded sale, the average of the closing bid and asked prices is used. Securities traded on other organized markets are valued at the average of the bid and asked prices as of 4:00 p.m. in New York as available from authoritative sources at the end of the business day.

   INVESTMENT INCOME AND EXPENSES

         Currently, the Fund records daily its pro rata share of the Portfolio's income, expenses and realized gains and losses. In addition, the Fund accrues its own expenses. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis.

   ORGANIZATIONAL COSTS

         Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight line basis over a five-year period.

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   DISTRIBUTIONS TO SHAREHOLDERS

         Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized or unrealized gain or loss. Undistributed net investment income and accumulated undistributed net realized gain or loss may include temporary book and tax basis differences, that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

3. RELATED PARTIES:

         For the year ended October 31, 1996, remunerations to related parties were paid or accrued in the following amounts:

                                                Earned     Waived       Net
-----------------------------------------------------------------------------

Schroder Capital Management International
  Inc. (Investment Advisor)                     $58,914    $ 2,657    $56,257

Schroder Fund Advisors Inc. (Administrator)      36,697     26,850      9,847

Forum Financial Services
  (Sub-Adminstrator)                              2,184      --         2,184

Forum Financial Corp. (Fund Accountant and
  Transfer agent)                                45,367      --        45,367

         The Fund currently invests all of its assets in the Portfolio which retains Schroder Capital Management International Inc. ('SCMI') as investment adviser pursuant to an Investment Advisory Contract. SCMI manages the investment and reinvestment of the assets included in the Portfolio and continuously reviews, supervises and administers the Portfolio's investments. It is the responsibility of SCMI to make decisions relating to the Portfolio's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected at its discretion. For its services as investment adviser to the Portfolio, SCMI is entitled to receive a monthly fee equal on an annual basis to 0.60% of the average daily net assets of the Portfolio. Prior to August 15, 1996, the Fund retained SCMI as its investment adviser. The advisory contract provided for an annual fee, payable monthly, of 0.50% on the first $100,000,000 of average daily net assets and 0.40% on the next $150,000,000 of average daily net assets and 0.35% on average daily net assets in excess of $250,000,000 of the Fund.

         The Fund may, at any time, withdraw its investment from the Portfolio if the Board of Trustees determines that is in the best interests of the Fund and its shareholders to do so. Accordingly, the Fund has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund does withdraw its investment. SCMI will not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio or any other investment company.

         On behalf of the Fund, the Trust has entered into separate Administrative Services Contracts with Schroder Fund Advisors Inc. ('Schroder Advisors') and Forum Financial Services, Inc. ('Forum'). Pursuant to their agreements, Schroder Advisors and Forum provide certain management and administrative services necessary to the Fund's operations, other than the administrative services provided to the Fund by SCMI. For these services, the Fund pays Schroder Advisors a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets and pays Forum a monthly fee at the annual rate of 0.075% of the Fund's average daily net assets. Schroder Advisors and Forum provide similar services to the Portfolio, for which the Portfolio pays Forum a monthly fee at the

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


   annual rate of 0.075% of the Portfolio's average daily net assets. Schroder Advisors receives no fee for the administration services it provides the Portfolio. Prior to August 15, 1996, Schroder Advisors was the sole provider of administrative services and the monthly fee at the annual rate was 0.25% on the first $100,000,000 of average daily net assets and 0.20% on the next $150,000,000 of average daily net assets and 0.175% on average daily net assets in excess of $250,000,000.

         SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund during the current fiscal year to the extent that the Fund's total expenses, including its allocation of expenses from the Portfolio, exceed 1.49% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees.

         Forum Financial Corp. ('FFC'), an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. Under its agreement, FFC prepares and maintains books and records of the Fund on behalf of the Trust that are required to be maintained under the Act, calculates the net asset value per share of the Fund, calculates dividend and capital gain distributions and prepares periodic reports to shareholders and the Securities and Exchange Commission. For its services, FFC receives from the Trust, with respect to the Fund, a fee of $12,000 per year.

         FFC is also the Fund's transfer agent and dividend disbursing agent and is compensated for those services by the Fund in the amount of $12,000 per year, plus certain shareholder account fees.

4. FEDERAL INCOME TAXES:

         As it is the Fund's policy to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no Federal income tax provision is required.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARE TRANSACTIONS:

         The Fund is authorized under the Trust's Trust Instrument to issue an unlimited number of Investor shares and Advisor shares of beneficial interest without par value. At October 31, 1996, the Fund had issued only one class of shares, Investor Shares, of which there were 797,795 shares outstanding. Transactions in the Fund's capital shares for the years ended October 31, 1996 and 1995 were as follows:

                                                         Year Ended October 31,        Year Ended October 31,
                                                                  1996                          1995
--------------------------------------------------------------------------------------------------------------

                                                        Number                         Number
                                                          of                             of
                                                        Shares          Amount         Shares        Amount
--------------------------------------------------------------------------------------------------------------

Shares sold                                              95,854       $ 1,697,351          169     $     2,000
Shares issued for reinvestment of dividend and
  distribution                                          106,834         1,522,389       37,357         410,171
                                                       --------       -----------     --------     -----------
                                                        202,688         3,219,740       37,526         412,171
Shares redeemed                                        (414,456)       (6,502,064)    (156,000)     (2,143,703)
                                                       --------       -----------     --------     -----------
Net decrease                                           (211,768)      $(3,282,324)    (118,474)    $(1,731,532)
                                                       --------       -----------     --------     -----------
                                                       --------       -----------     --------     -----------

6. PURCHASE AND SALES:

         For the period when the Fund held its investments directly, the aggregate cost of securities purchased and the proceeds from sales of securities for the year ended October 31, 1996 were $15,782,556 and $3,228,903, respectively.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS:

    Selected per share data and ratios:


                                                          For the Years Ended               For the Period
                                                              October 31,                 August 6, 1993(a)-
                                                 1996(g)            1995        1994       October 31, 1993
------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of period             $ 15.14           $ 11.81     $ 10.99         $  10.00
                                                 -------           -------     -------       ----------
Investment Operations:
  Net investment loss                              (0.06)(e)         (0.04)      (0.07)           (0.02)
  Net realized and unrealized gain on
    investments                                     4.10              3.78        0.97             1.01
                                                 -------           -------     -------       ----------
Total from investment operations                    4.04              3.74        0.90             0.99
                                                 -------           -------     -------       ----------
Distributions from net realized gains on
  investments                                      (1.95)            (0.41)      (0.08)              --
                                                 -------           -------     -------       ----------
Net Asset Value, End of period                   $ 17.23           $ 15.14     $ 11.81         $  10.99
                                                 -------           -------     -------       ----------
                                                 -------           -------     -------       ----------
Total Return                                       29.35%            32.84%       8.26%            9.90%

Ratios/Supplementary Data:
Net Assets, End of period (thousands)            $13,743           $15,287     $13,324         $ 12,489
Ratio of expenses to average net assets             1.49%(e)(f)       1.49%       1.45%            2.03%(b)
Ratio of net investment loss to average net
  assets                                           (0.35)%(e)(f)     (0.30)%     (0.58)%          (0.99)%(b)
Portfolio turnover rate(d)                         58.50%            92.68%      70.82%           12.58%
Average brokerage commission rate(c)             $0.0583               N/A         N/A              N/A

(a) Commencement of operations.
(b) Annualized.
(c) The average commission per share paid to brokers represents the amount on the purchase and sale of portfolio securities while the Fund was making investments directly in securities.
(d) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(e) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(f) During the year ended October 31, 1996, various fees were waived. Had such waivers not occurred, the ratio of expenses to average net assets would have been 1.80% (e) and the ratio of net investment loss to average net assets would have been (0.66)% (e).
(g) On May 17, 1996, the Fund began offering two classes of shares Investor Shares and Advisor Shares, and all existing shares of the Fund were converted to Investor Shares.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

         There was a special meeting of the shareholders of Schroder U.S. Smaller Companies Fund on June 28, 1996. At the special meeting, shareholders of the Fund approved the conversion of the Fund to a Core and Gateway'r' structure, approved the amendment to the Fund's investment objective, and approved changes to the Fund's fundamental investment restrictions. Of 787,037 shares outstanding of the Fund as of the record date of the special meeting, 558,595 were present in person or by proxy.

         The first matter about which the shareholders of the Fund voted was the conversion of the Fund to a Core and Gateway structure pursuant to which the Fund would adopt a new investment policy permitting the Fund to invest all of its assets in a portfolio (the 'Portfolio') of Schroder Capital Funds with the same investment objective and policies as the Fund. Incident to this conversion, Schroder Capital Management, Inc. (SCMI), the Fund's investment adviser, prior to August 15, 1996, Schroder Fund Advisors, Inc. ('Schroder Advisors'), the Fund's administrator and distributor, and Forum Financial Services, Inc. ('Forum'), the sub-administrator, will be paid at a different fee rate than that was paid by the fund for the year ended October 31, 1995. SCMI will receive from the Portfolio a fee of 0.60% of the Portfolio's average daily net assets for its investment advisory services to the Portfolio. For its administrative services to the Fund, Schroder Advisors and Forum will receive a fee of 0.25% and 0.075%, respectively, of the Fund's average daily net assets. In addition, the Fund will be responsible for its pro rata portion of the administrative services fees of 0.075% of the average daily net assets paid by the Portfolio with respect to administrative services performed for the Portfolio by Forum. With respect to this matter, the 558,595 shares of the Fund present at the special meeting were voted as follows:

                                                                               % of
                                                                            Outstanding
                                                            Shares Voted      Shares
---------------------------------------------------------------------------------------
For                                                            558,595           71%
Against                                                             --           --
Abstain                                                             --           --

         The second matter about which the Fund's shareholders voted was that the Fund's investment objective be amended to provide that the Fund's investment objective is capital appreciation. With respect to this matter, the 558,595 shares of the Fund present at the special meeting were voted as follows:

                                                                               % of
                                                                            Outstanding
                                                            Shares Voted      Shares
---------------------------------------------------------------------------------------
For                                                            558,595           71%
Against                                                             --           --
Abstain                                                             --           --

         The final matter about which the Fund's shareholders voted was to approve changes to the Fund's fundamental investment restrictions to enhance management's ability to manage efficiently and effectively the Fund's assets in changing regulatory and investment environments. With respect to this matter, the 558,595 shares of the Fund present at the special meeting were voted as follows:

                                                                               % of
                                                                            Outstanding
                                                            Shares Voted      Shares
---------------------------------------------------------------------------------------
For                                                            558,595           71%
Against                                                             --           --
Abstain                                                             --           --

DISTRIBUTIONS (UNAUDITED)

         During the fiscal year ended October 31, 1996, the Fund distributed $716,083 in long term capital gain to shareholders.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

         To the Shareholders and Trustees of Schroder U.S. Smaller Companies
   Fund:

         We have audited the accompanying statement of assets and liabilities of the Schroder U.S. Smaller Companies Fund (a separately managed portfolio of Schroder Capital Funds (Delaware)), as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period August 6, 1993 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Schroder U.S. Smaller Companies Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period August 6, 1993 (commencement of operations) to October 31, 1993, in conformity with generally accepted accounting principles.

                                         COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 23, 1996

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1996

             COMMON STOCK  -  92.0%
    SHARES                                        VALUE US$
             BASIC MATERIALS  -  3.5%
     14,300  AMCOL International Corporation   $   212,681
      7,000  Ball Corporation                      168,837
     27,900  Calgon Carbon Corporation             279,000
     12,500  Ferro Corporation                     337,500
                                               -----------
                                                   998,018
                                               -----------
             CAPITAL GOODS/CONSTRUCTION  -  9.6%
      9,400  American Homestar Corporation*        199,740
     13,200  BMC Industries Inc.                   391,050
      9,900  Cavalier Homes Inc.                   184,389
     15,300  Dal-Tile International Inc.*          267,750
     10,000  Donaldson Company Inc.                292,500
      4,600  Harsco Corporation                    293,825
     12,100  Miller Industries Inc.*               282,839
     10,500  Tracor Inc.*                          238,875
      8,300  Trinova Corporation                   272,865
     11,000  USA Waste Services Inc.*              352,000
                                               -----------
                                                 2,775,833
                                               -----------
             CONSUMER CYCLICALS  -  18.3%
      6,700  Barnett Inc.*                         158,289
      5,550  CDW Computer Centers Inc.*            349,304
      6,400  Career Horizons Inc.*                 260,001
      8,000  Consolidated Stores Corporation*      309,002
     11,700  Day Runner Inc.*                      327,600
      1,400  Ethan Allen Interiors Inc.             50,050
      6,300  HFS Inc.*                             461,475
      2,000  La Quinta Inns Inc.                    40,000
      8,700  Nautica Enterprises*                  267,525
      7,300  Performance Food Group Company*       112,238
     17,300  Petco Animal Supplies Inc.*           406,550
     18,350  Regal Cinemas Inc.*                   477,100
      5,000  Robert Half International Inc.*       200,626
     18,700  ShoLodge Inc.*                        247,775
     15,950  Sonic Corporation*                    362,863
      6,000  Tiffany & Company                     222,000
      8,300  Viking Office Products Inc.*          241,738
      8,800  Warnaco Group Inc. Class A            218,901
     13,500  WestPoint Stevens Inc.*               359,439
      7,400  Wet Seal Inc.*                        233,100
                                               -----------
                                                 5,305,576
                                               -----------
             CONSUMER STAPLES  -  6.9%
      8,100  Compdent Corporation*                 278,438
     11,500  Data Processing Resources
              Corporation*                         231,438
     10,100  Eckerd Corporation*                   280,275
     21,900  Fine Host Corporation*                317,550
      5,550  Harman International Industries
              Inc.                                 285,132
      7,900  Henry Schein Inc.*                    314,025

    SHARES                                        VALUE US$
             CONSUMER STAPLES (CONCLUDED)
     13,100  Physician Sales & Service Inc.*   $   278,375
                                               -----------
                                                 1,985,233
                                               -----------
             ENERGY  -  7.8%
      7,400  B.J. Service Company*                 332,078
      5,700  Cooper Cameron Corporation*           364,090
      7,200  Flores & Rucks Inc.*                  340,200
      8,400  Input/Output Inc.*                    249,900
      6,500  Tosco Corporation                     364,814
     12,000  Union Tex Pete Holdings Inc.          256,503
     17,500  Varco International Inc.*             345,625
                                               -----------
                                                 2,253,210
                                               -----------
             FINANCIAL SERVICES  -  19.0%
      7,900  American States Financial
              Corporation                          186,638
      6,900  Astoria Financial Corporation         244,088
      9,300  Bank United Corporation*              247,614
      5,100  Banknorth Group Inc.                  175,950
      5,500  CMAC Investment Corporation           380,190
     17,700  CWM Mortgage Holdings Inc.            367,275
      2,950  Charter One Financial Inc.            128,141
     14,900  Commercial Federal Corporation        623,941
      3,500  Community First Bankshares Inc.        86,625
      8,000  Compass Bancshares Inc.               289,002
     10,400  Cullen/Frost Bankers Inc.             312,651
     12,700  FBL Financial Group Inc.*             287,339
     12,700  Innkeepers USA Trust                  149,225
     10,300  MLF Bancorp Inc.                      143,557
      7,200  North Fork Bancorporation Inc.        227,702
     10,500  Penncorp Financial Group Inc.         363,564
      6,600  Starwood Lodging Trust                297,000
      7,300  UST Inc.*                             130,947
     12,182  Union Planters Corporation            423,325
     14,300  UnionBancorp Inc.                     175,175
      5,200  Walden Bancorp Inc.                   170,300
      1,700  Westamerica Bancorporation             86,275
                                               -----------
                                                 5,496,524
                                               -----------
             HEALTHCARE  -  9.5%
      1,500  AmeriSource Health Corporation*        63,563
     10,200  Bergen Brunswig Corporation           320,027
     30,100  Community Psychiatric Centers*        267,138
     17,400  Coventry Corporation*                 176,176
      7,100  Genzyme Corporation*                  163,300
     15,900  Haemonetics Corporation*              284,213
     24,262  Healthdyne Technologies Inc.*         215,325
      6,200  Invacare Corporation                  173,600
     16,900  Isis Pharmaceuticals Inc.*            274,625
     22,100  Matria Healthcare Inc.*               162,988
     17,250  Multicare Companies Inc.*             310,500

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)
AS OF OCTOBER 31, 1996

     SHARES                                      VALUE US$
             US$HEALTHCARE (CONCLUDED)
      2,900  Shared Medical Systems Corporation  $  139,925
     11,700  Value Health Inc.*                     203,289
                                                 ----------
                                                  2,754,669
                                                 ----------
             TECHNOLOLGY  -  11.7%
     13,000  Amphenol Corporation*                  258,377
     12,000  Antec Corporation*                     128,251
      9,975  Cadence Design Systems Inc.*           364,088
     45,800  Computervision Corporation*            412,200
      9,500  Credence Systems Corporation*          129,439
      2,000  Cymer Inc.*                             47,000
     15,300  EG&G Inc.                              269,663
     13,000  Exabyte Corporation*                   172,250
     11,500  INTERSOLV*                              93,440
     12,700  Intergraph Corporation*                119,064
      4,600  Lam Research Corporation*              112,126
      9,800  Marcam Corporation*                    120,050
      8,400  MicroTouch Systems Inc.*               152,252
      3,300  Symbol Technologies Inc.*              148,090
     16,300  System Software Associates Inc.        190,506

     SHARES                                      VALUE US$
             TECHNOLOLGY (CONCLUDED)
      9,200  Thomas & Betts Corporation         $   389,851
     12,300  Wang Laboratories Inc.*                287,514
                                                -----------
                                                  3,394,161
                                                -----------
             TRANSPORTATION/SERVICES/MISCELLANEOUS  -  5.7%
             American Radio Systems
      2,100   Corporation*                           64,050
      9,700  Atlantic Southeast Airlines Inc.       203,700
     15,000  Comair Holdings Inc.                   301,877
      5,000  Heritage Media Corporation*             76,250
      4,100  Jacor Communications Inc.*             114,800
      7,300  Landstar System Inc.*                  172,465
             Mid-America Apartment Communities
     10,100   Inc.                                  256,290
     17,700  RemedyTemp Inc.*                       354,000
      6,500  Skywest Inc.                            97,500
                                                -----------
                                                  1,640,932
                                                -----------
             Total Investments
             (cost $23,652,061) 92.0%            26,604,156
             Other Assets Less Liabilities,
             8.0%                                 2,325,321
                                                -----------
             Total Net Assets 100.0%            $28,929,477
                                                -----------
                                                -----------

* Non-income producing security

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS:
         Investments, at value (cost $23,652,061) (Note 2)                $26,604,156
         Cash                                                               2,209,666
         Receivable for investments sold                                      257,011
         Receivable for dividends and interest                                 29,134
                                                                          -----------

                              Total Assets                                 29,099,967
                                                                          -----------

LIABILITIES:
         Payable for investments purchased                                    141,032
         Accrued investment advisory and administration fees (Note 2)           7,762
         Other payables and accrued expenses                                   21,696
                                                                          -----------
                              Total Liabilities                               170,490
                                                                          -----------
                              Net Assets                                  $28,929,477
                                                                          -----------
                                                                          -----------

NET ASSETS CONSIST OF:
         Investors' capital                                               $25,977,382
         Net unrealized appreciation of investments                         2,952,095
                                                                          -----------
                              Net Assets                                  $28,929,477
                                                                          -----------
                                                                          -----------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE PERIOD AUGUST 15, 1996 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996

INVESTMENT INCOME:
         Dividend income                                                    $   36,852
         Interest income                                                        22,652
                                                                            ----------

                              Total Investment Income                           59,504
                                                                            ----------

EXPENSES:
         Investment advisory fees (Note 4)                                      26,334
         Administration fees (Note 4)                                            3,292
         Transfer agent fees and expenses (Note 4)                               2,558
         Custodian fees                                                          1,930
         Accounting service fees (Note 4)                                        7,645
         Other professional fees                                                13,957
         Trustees fees and expenses                                                103
         Other                                                                   1,808
                                                                            ----------
                              Total Expenses                                    57,627
         Fee waiver (Note 4)                                                   (20,260)
                                                                            ----------
                              Net Expenses                                      37,367
                                                                            ----------

NET INVESTMENT INCOME                                                           22,137
                                                                            ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
         Net realized gain on investments                                      735,049
         Net change in unrealized appreciation of investments                2,952,095
                                                                            ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                              3,687,144
                                                                            ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $3,709,281
                                                                            ----------
                                                                            ----------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE PERIOD AUGUST 15, 1996
                                                                         TO
                                                                  OCTOBER 31, 1996
                                                           ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
         Net investment income                                      $     22,137
         Net realized gain on investments                                735,049
         Net change in unrealized appreciation of
           investments                                                 2,952,095
                                                                ----------------
                              Net increase in net assets
                              resulting from operations                3,709,281
                                                                ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
         Contributions                                                26,247,304
         Withdrawals                                                  (1,027,108)
                                                                ----------------
         Net Transactions in Investors' Beneficial
           Interests                                                  25,220,196
                                                                ----------------
INCREASE IN NET ASSETS                                                28,929,477
NET ASSETS:
         Beginning of period                                                  --
                                                                ----------------
         End of period                                              $ 28,929,477
                                                                ----------------
                                                                ----------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

         Schroder U.S. Smaller Companies Portfolio (the 'Portfolio') is a separately managed, diversified portfolio of Schroder Capital Funds, a registered open-end management investment company.

2. SIGNIFICANT ACCOUNTING POLICIES:

         The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles based upon the following significant accounting policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   SECURITY VALUATION

         The value of securities traded on the New York Stock Exchange is based on the last sale price, and the value of securities traded on any other national stock exchange is based on the last sale price as of 4:00 p.m. in New York as quoted by authoritative sources. In the absence of a recorded sale, the average of the closing bid and asked prices is used. Securities traded on other organized markets are valued at the average of the bid and asked prices as of 4:00 p.m. in New York as available from authoritative sources at the end of the business day.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

         Realized gains and losses from security transactions are determined on the basis of identified cost.

3. PURCHASES AND SALES OF SECURITIES:

         The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the period ended October 31, 1996, aggregated $15,782,556 and $3,228,903, respectively.

         As of October 31, 1996, the aggregate cost of investment securities for Federal income tax purposes was $23,671,972. The gross unrealized appreciation of investments was $3,913,613 and the gross unrealized depreciation of investments was $981,429.

4. RELATED PARTIES:

         For the period ended October 31, 1996, remunerations to related parties were paid or accrued in the following amounts:

                                                   Earned     Waived       Net
--------------------------------------------------------------------------------

Schroder Capital Management
  International Inc. (Investment Advisor)          $26,334    $20,260    $ 6,074
Forum Financial Services, Inc.
  (Administrator)                                    3,292         --      3,292
Forum Financial Corp.
  (Fund Accountant
  and Transfer agent)                               10,203         --     10,203

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

         The Portfolio retains Schroder Capital Management International Inc. ('SCMI') to act as investment adviser pursuant to an Investment Advisory Contract. SCMI manages the investment and reinvestment of the assets included in the Portfolio and continuously reviews, supervises and administers the Portfolio's investments. It is the responsibility of SCMI to make decisions relating to the Portfolio's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected at its discretion. For its services as investment adviser to the Portfolio, SCMI receives a monthly fee equal on an annual basis to 0.60% of the average daily net assets of the Portfolio.

         The Portfolio has entered into an Administrative Services Contract with Schroder Fund Advisors Inc. ('Schroder Advisors'). In addition, the Portfolio and Schroder Advisors have entered into a Sub-Administration Agreement with Forum Financial Services, Inc. ('Forum'). Pursuant to their agreements, Schroder Advisors and Forum provide certain management and administrative services necessary to the Portfolio's operations other than the investment management and administrative services provided to the Portfolio by SCMI pursuant to the Investment Advisory Contract. Schroder Advisors is compensated for these services at an annual rate of 0.075% of the average daily net assets of the Portfolio, a portion of which Forum receives for its services with respect to the Portfolio. SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during the fiscal year ended October 31, 1996.

         Forum Financial Corp. ('FFC') performs portfolio accounting for the Portfolio and is compensated for those services by the Portfolio in the amount of $36,000 per year, plus additional surcharges based upon total assets or security positions. FFC is also the Portfolio's transfer agent pursuant to a Transfer Agency Agreement between Schroder Capital Funds and FFC. FFC is compensated for those services in the amount of $12,000 per year, plus certain interestholder account fees.

5. FEDERAL INCOME TAXES:

         The Portfolio is not required to pay Federal income taxes on its net investment income and capital gain, as it is treated as a partnership for Federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been 'passed through' to the partners in proportion to their holdings of the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

6. FINANCIAL HIGHLIGHTS:

Portfolio performance for the period ended October 31, 1996.(b)
Ratio of expenses to average net assets net of fee waivers                                  0.85%(c)
Ratio of net investment income to average net assets net of fee waivers                     0.50%(c)
Ratio of expenses to average net assets excluding fee waivers                               1.31%(c)
Ratio of net investment income to average net assets excluding fee waivers                  0.04%(c)
Portfolio turnover rate                                                                    17.30%
Average brokerage commission per share(a)                                                 $0.0562

------------

(a) Amount represents the average commission per share paid to brokers on the purchase and sale of portfolio securities.

(b) Commencement of operations was August 15, 1996.

(c) Annualized.

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SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

         To the Investors and Trustees of Schroder U.S. Smaller Companies
   Portfolio:

         We have audited the accompanying statement of assets and liabilities of the Schroder U.S. Smaller Companies Portfolio (a separate portfolio of Schroder Capital Funds), including the schedule of investments, as of October 31, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period August 15, 1996 (commencement of operations) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Schroder U.S. Smaller Companies Portfolio as of October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the period August 15, 1996 (commencement of operations) to October 31, 1996, in conformity with generally accepted accounting principles.

                                         COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 23, 1996

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

TRUSTEES

Laura E. Luckyn-Malone

Hermann C. Schwab

Peter E. Guernsey

Ralph E. Hansmann (Honorary)

John I. Howell

Clarence F. Michalis

Mark J. Smith

OFFICERS

Hermann C. Schwab
  Chairman of the Board

Laura E. Luckyn-Malone
  President

John Troiano
  Vice President

Mark J. Smith
  Vice President

Robert G. Davy
  Vice President

Richard Foulkes
  Vice President

Fariba Talebi
  Vice President

Ira L. Unschuld
  Vice President

John Y. Keffer
  Vice President

Catherine A. Mazza
  Vice President

Jane Lucas
  Vice President

Robert Jackowitz
  Treasurer

Margaret H. Douglas-Hamilton
  Secretary

Thomas G. Sheehan
  Assistant Treasurer
  Assistant Secretary

David I. Goldstein
  Assistant Treasurer
  Assistant Secretary

Gerardo Machado
  Assistant Secretary

Barbara Gottlieb
  Assistant Secretary

      INVESTMENT ADVISER

      Schroder Capital Management International Inc.
      787 Seventh Avenue
      New York, New York 10019

      ADMINISTRATOR & DISTRIBUTOR

      Schroder Fund Advisors Inc.
      787 Seventh Avenue
      New York, New York 10019

      CUSTODIAN

      The Chase Manhattan Bank, N.A.
      Chase MetroTech Center
      Brooklyn, New York 11245

      TRANSFER AND DIVIDEND DISBURSING AGENT

      Forum Financial Corp.
      Two Portland Square
      Portland, Maine 04101

      COUNSEL

      Jacobs Persinger & Parker
      77 Water Street
      New York, New York 10005

      INDEPENDENT ACCOUNTANTS

      Coopers & Lybrand L.L.P.
      One Post Office Square
      Boston, Massachusetts 02109

      This report is for the information of the shareholders of the Schroder U.S. Smaller Companies Fund. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior deliv-ery of the Fund's current prospectus.

                                [Logo]


             Schroder
             U.S. Smaller
             Companies
             Fund

             ANNUAL REPORT

             October 31, 1996

             Schroder Capital Funds
             (Delaware)